MBL VARIABLE CONTRACT ACCOUNT -- 7

To Contract Holders and Participants

The value of each Variable Accumulation Unit of MBL Variable Contract
Account -- 7 (the "Account") as of June 30, 1997 was $19.166, versus a value of $18.706 on December 31, 1996. This represents a 2.46% increase for the six-month period.

During the first quarter, the Federal Reserve Board, in anticipation of inflationary pressure and citing "persistent strength in demand," raised the Federal Funds rate 25 basis points to 5.50%. The pace of economic growth lessened somewhat in the second quarter as the Federal Reserve Board left the Federal Funds rates and the Federal Discount rate unchanged at 5.50% and 5.00%, respectively.

We appear to be in a period of moderate economic growth and low inflation -- the best of both worlds for financial markets. Unemployment was as low as 4.8% during the quarter. In May, new home sales were up 7.11%, and existing home sales were up 4.4%. It should be noted, however, that low unemployment coupled with higher product demand could create inflationary pressure. If, however, this current environment continues, we do not expect any significant change for the forseeable future in the level of short-term interest rates and we believe that the Account is positioned to provide an optimal rate of return.

We thank you for your continued confidence in MBL Variable Contract Account -- 7. We remain committed to providing you with quality investment management and superior customer service.

Following are the unaudited financial statements of the Account as of, and for the period ended, June 30, 1997.

Sincerely,

                 [SIG]

William G. Clark
Senior Vice President
Pension and Investment Products

MBL Life Assurance Corporation

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)

ASSETS

Investments (98.3%):
  U.S. Treasury Bills, principal amount $1,000,000 and $900,000, 4.72% and
    4.73%, due July 24, 1997 and July 31, 1997, respectively...............  $1,893,437
Cash.......................................................................      32,050
                                                                             ----------
Total assets...............................................................   1,925,487

LIABILITIES -- NOTE C......................................................      --
                                                                             ----------
NET ASSETS.................................................................  $1,925,487
                                                                             ----------
                                                                             ----------

Net assets attributable to variable annuity Contract Holders -- 100,463 accumulation units at $19.166 per unit...................................  $1,925,487
                                                                             ----------
                                                                             ----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)

Investment income:
  Interest...................................................                $  47,517
Expenses -- Notes C and D:
  Investment advisory fee....................................   $   3,901
  Expense and expense risk charge............................       3,615
                                                               -----------
                                                                    7,516
  Less expenses waived and assumed by MBL Life -- Note C.....      (7,516)      --
                                                               -----------  -----------
  Net investment income......................................                   47,517
  Net realized loss from investment transactions.............                      (15)
                                                                            -----------
    Net increase in net assets resulting from investment
      activity...............................................                $  47,502
                                                                            -----------
                                                                            -----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS     YEAR ENDED
                                                                                ENDED JUNE    DECEMBER 31,
                                                                                 30, 1997         1996
                                                                               ------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Investment income..........................................................  $     47,517   $    101,352
  Net realized gain (loss) from investment transactions......................           (15)            70
                                                                               ------------  --------------
    Net increase in net assets resulting from investment activity............        47,502        101,422

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTES B AND E
  Accumulation units surrendered.............................................      (121,876)      (151,330)
                                                                               ------------  --------------
    Decrease in net assets resulting from Contract Holders' transactions.....      (121,876)      (151,330)
                                                                               ------------  --------------
    Net decrease in net assets...............................................       (74,374)       (49,908)

NET ASSETS
  Beginning of period........................................................     1,999,861      2,049,769
                                                                               ------------  --------------
  End of period..............................................................  $  1,925,487   $  1,999,861
                                                                               ------------  --------------
                                                                               ------------  --------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 7
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A -- ACCOUNTING POLICIES

MBL Variable Contract Account -- 7 (the "Account") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or fixed accumulation and benefits to the Companion Contract, as elected by the Participant (see Note B). Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments in short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than 60 days are valued at market values based on quoted bid and asked prices or yield equivalent. Investment transactions are recorded on the date of purchase or sale. Interest is recorded as earned.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, those of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Income and capital gains, if any, of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

REALIZED GAINS -- The net realized gain (loss) on investment transactions is determined on the basis of identified cost.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE B -- REHABILITATION

On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. The Plan, as confirmed by the Superior Court of New Jersey, reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance is the sole Trustee. Pursuant to the terms of a Settlement Agreement between MBL Life and the Class Four Creditors, as identified in the Plan, Class Four Creditors and eligible Policyholders/Contract Holders who remain with MBL Life after the end of the rehabilitation period (December 31, 1999) will share in the future value of MBL Life. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible Policyholders/Contract Holders. If MBL Life does not meet its capital growth projections, the Policyholder/Contract Holder share may be reduced below 30%.

The Plan permits redemptions of amounts from the Account to continue, as requested, and transfers to MBL Variable Contract Account -- 2 for the purchase of variable annuities. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. While deposits may be made to the Account by participants under existing contracts, applications for new contracts are not being accepted. The terms of the Plan currently prohibit or limit redemptions from the Companion Contract and transfers between the Account and the Companion Contract.

Approximately 51% of the Accounts outstanding units are owned by four separate Contract Holders.

NOTE C -- EXPENSE AND EXPENSE RISK CHARGES

The contracts offered by the Account provide that a charge, at the annual rate of .37%, be made daily against Account assets for expenses and expense risks assumed by MBL Life. MBL Life has informed the Account that it would not assess the expense and expense risk charges against the Account's assets and would assume payment of the investment advisory fee (see Note D). This waiver of charges to the Account is for one year periods ending on May 1. Each year hereafter the waiver may be extended for additional one year periods. MBL Life reserves the right to reinstate the expense and expense risk charges and to cease assumption of payment of the investment advisory fee at the expiration of any waiver period.

NOTE D -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Account has an investment advisory, a service and a distribution agreement with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life.

Under the investment advisory and service agreement, FPIC receives a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of such value, and .30% of all such value in excess of $700,000,000. (See Note C).

The compensation of each "disinterested" member of the Management Committee is included in those expenses and expense risks assumed by MBL Life as described in Note C. Such fees are paid at the rate of $400 per meeting attended plus an annual retainer of $1,200. No remuneration has been paid to any other member or officer. Aggregate fees paid during the period ended June 30, 1997 to the Account's "disinterested" members amounted to $3,800.

NOTE E -- ACCUMULATION UNIT TRANSACTIONS

The change in the number of accumulation units outstanding was as follows:

                                                                  SIX MONTHS
                                                                     ENDED       YEAR ENDED
                                                                   JUNE 30,    DECEMBER 31,
                                                                     1997           1996
                                                                  -----------  --------------
Balance at beginning of period..................................     106,910        115,163
Accumulation units surrendered..................................      (6,447)        (8,253)
                                                                  -----------       -------
Balance at end of period........................................     100,463        106,910
                                                                  -----------       -------
                                                                  -----------       -------

                              FINANCIAL HIGHLIGHTS

    Selected data for each accumulation unit outstanding throughout the periods indicated:

                              SIX MONTHS
                                ENDED                                     YEAR ENDED DECEMBER 31,
                              JUNE 30,    ----------------------------------------------------------------------------------------
                                 1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Accumulation Unit Value,
  Beginning of Period.......   $18.706    $ 17.799  $ 16.864  $ 16.238  $ 15.772  $ 15.232  $ 14.415  $ 13.345  $ 12.328  $ 11.588
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment income.......     0.460       0.907     0.935     0.626     0.466     0.540     0.812     1.070     1.017     0.740
Net gain from investment
  transactions..............     --          --        --        --        --        --        0.005     --        --        --
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase in net assets
  resulting from
  operations................     0.460       0.907     0.935     0.626     0.466     0.540     0.817     1.070     1.017     0.740
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Accumulation Unit Value, End
  of Period.................   $19.166    $ 18.706  $ 17.799  $ 16.864  $ 16.238  $ 15.772  $ 15.232  $ 14.415  $ 13.345  $ 12.328
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Return................      2.46%       5.10%     5.54%     3.86%     2.95%     3.55%     5.67%     8.02%     8.25%     6.39%
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (thousands)...............   $ 1,925    $  2,000  $  2,050  $  2,221  $  2,519  $  3,266  $  5,448  $  3,960  $  2,033  $  1,141
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses(1) to
  Average Net Assets........      0.00%       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.03%
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Net Investment
  Income(1) to Average Net
  Assets....................       2.4%        5.0%      5.4%      3.8%      2.9%      3.5%      6.2%      7.6%      7.9%      6.6%
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                              ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------

--------------------------------

(1) Without waiver and assumption of expenses by MBL Life, the ratio of expenses to average net assets would have been 0.38%, and the ratio of net investment income to average net assets would have been 2.0%. (See Note C of the Notes to Financial Statements.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

---------------------------------------------
MBL VARIABLE CONTRACT ACCOUNT -- 7
MBL Life Assurance Corporation
520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 7. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS. FS-634 (8-97)

Semiannual Report
June 30, 1997

MBL VARIABLE
CONTRACT ACCOUNT -- 7
Group Variable Annuity Contracts

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